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                                 EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to use of our report dated February 25, 2000, with respect to the December 31, 1999 financial statements of Cell Therapeutics, Inc. included in this Form 8-K.


                                      ERNST & YOUNG LLP

Seattle, Washington
March 2, 1999